UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2007

HILLTOP HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31987	84-1477939
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO		80111
(Address of principal executive offices)		(Zip code)

(303) 383-7500
(Registrant’s telephone number, including area code)

Affordable Residential Communities Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 8, 2007, Hilltop Holdings Inc., formerly known as Affordable Residential Communities Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s results of operations for the second quarter of 2007.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference and all references and descriptions to the Press Release are qualified in their entirety by the terms of that release.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01.  Regulation FD Disclosure.

The Press Release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 8, 2007, concerning the Company’s results of operations for the second quarter of 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2007	HILLTOP HOLDINGS INC.

	By:	/s/ Larry Willard
Larry Willard
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 8, 2007, concerning the Company’s results of operations for the second quarter of 2007.